UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

ETCF Asset Funding Corporation

(formerly known as Deutsche Recreational Asset Funding Corporation)

(Exact name of registrant as specified in its charter)

Nevada	333-56303	91-1904587
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 350, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 786-2570

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 through 7.01 are not included because they are not applicable.

Item 8.01. Other Events.

The Registrant is filing the exhibit in Item 8.01 below in connection with the issuance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C, Class D and Class E Asset Backed Notes (the “Notes”) by E*TRADE RV and Marine Trust 2004-1 described in the Final Prospectus Supplement dated December 9, 2004.

Item 9.01. Financial Statements and Exhibits

Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION

By:	/s/ Matthew Pechulis
Name:	Matthew Pechulis
Title:	Vice President and Assistant Secretary

Dated: December 16, 2004

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Exhibit Index

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters	Filed Electronically

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